Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Mon Jan 26 2026 09:45:17 GMT-0500 (Eastern Standard Time)

4th Quarter, 2025

October 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	42.65	12.67	34.06	10.62

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	46.32	35.05	65.42	53.61	45.41	608,042.28	73.1096	363,749.79	143.6981	305,611.67	122.5658	862,890.50	73.8949
G1 Execution Services, LLC	14.62	22.71	0.99	9.13	15.94	426,209.24	83.1523	6,792.17	55.5212	33,524.78	86.5281	20,788.02	90.0095
Jane Street Capital	13.47	10.50	19.14	16.79	7.99	325,819.38	101.2541	157,932.10	187.2268	159,191.80	166.4218	13,320.99	104.2289
CITADEL SECURITIES LLC	10.30	8.75	13.35	11.13	10.20	552,285.94	42.7970	232,293.19	79.4762	222,974.10	73.5750	769,352.07	68.7280
Hudson River Trading (HRT)	9.28	14.44	0.66	5.73	10.24	284,253.34	66.7502	5,527.12	29.2788	19,753.78	66.7626	12,547.54	64.5590
Two Sigma Securities, LLC	6.01	8.55	0.43	3.60	10.22	131,340.84	75.4238	3,480.27	22.9530	10,616.58	79.0773	7,685.16	92.3224

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Hudson River Trading (HRT): Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. October 2025 Non-S&P 500 Stocks Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	39.05	16.27	38.58	6.10

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	34.57	27.36	43.90	38.19	32.92	2,925,958.74	12.3562	1,353,540.53	10.0764	1,487,769.67	11.1465	2,611,472.93	21.5855
Jane Street Capital	25.87	20.62	33.64	29.40	16.52	3,898,260.82	11.0785	1,715,582.86	9.4330	1,950,866.42	10.4755	177,469.42	11.9876
CITADEL SECURITIES LLC	18.52	15.36	20.61	20.49	20.70	5,490,536.35	14.0017	2,379,417.38	12.3236	2,551,354.38	13.0875	3,327,205.02	20.3937
Hudson River Trading (HRT)	9.14	16.36	0.81	5.08	10.93	1,438,220.39	9.4826	56,432.67	10.3821	137,582.35	13.7292	62,817.22	10.4659
Two Sigma Securities, LLC	6.22	10.16	0.53	3.81	11.39	1,349,790.70	13.8405	49,182.41	11.9692	115,812.58	15.9321	90,135.83	16.5848
G1 Execution Services, LLC	5.67	10.14	0.51	3.04	7.55	1,164,252.86	15.9498	62,386.47	11.7020	119,486.27	18.2147	57,434.14	16.1671

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Hudson River Trading (HRT):
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

October 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.10	26.67	55.85	16.38

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.84	44.70	41.00	37.87	44.38	518,683.60	32.0303	21,177,144.33	37.4399	18,882,702.94	46.9495	5,232,412.69	43.6052
Dash/IMC Financial Markets	26.74	22.97	23.67	26.17	33.96	214,681.66	34.8535	11,868,489.49	40.0029	12,403,572.29	53.6135	4,247,097.26	51.8621

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	18.12	22.55	22.49	21.26	0.00	179,607.25	35.4841	10,048,028.74	45.7651	9,405,830.65	57.1979	0.00	0.0000
Global Execution Brokers, LP	8.46	3.94	7.77	8.62	9.37	42,855.78	48.2170	4,286,869.99	42.2544	3,459,482.22	57.6589	1,054,493.47	45.4755
Wolverine Execution Services, LLC	6.83	5.84	5.07	6.09	12.30	24,829.89	21.8212	2,541,878.07	27.2192	2,273,581.38	34.6017	915,375.98	23.1687

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

November 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	43.77	12.25	34.33	9.65

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Virtu Americas, LLC 39.02 28.98 56.50 45.77 38.31 375,538.25 63.9339 208,939.71 121.7492 162,870.38 106.9215 495,359.36 60.6728 G1 Execution Services, LLC 18.27 28.15 1.18 11.46 19.39 291,383.12 73.7058 4,926.49 55.2865 23,013.86 84.0604 14,553.43 83.7895 CITADEL SECURITIES LLC 16.31 13.08 22.21 18.29 16.39 325,732.11 47.0428 185,682.40 101.4856 143,388.21 85.2782 460,939.37 70.2011 Jane Street Capital 13.41 10.36 19.19 16.69 8.25 235,813.65 79.1573 106,346.15 149.2868 97,058.63 122.1111 10,231.94 80.8595 Hudson River Trading (HRT) 8.76 13.51 0.62 5.27 9.93 196,420.92 60.6879 3,989.79 26.4030 11,231.02 51.1877 9,205.61 70.1918 Material Aspects: Virtu Americas, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Hudson River Trading (HRT):

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

November 2025

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	37.55	14.81	42.21	5.42

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	30.49	23.80	38.54	33.76	29.40	1,516,365.93	15.0894	772,668.87	11.2386	750,240.69	12.6771	1,588,422.26	22.5774
Jane Street Capital	25.08	19.60	32.16	28.60	16.34	2,310,119.41	13.4664	1,101,251.99	10.6091	1,118,698.05	12.3932	128,198.13	17.6204
CITADEL SECURITIES LLC	23.75	19.10	27.24	26.54	24.73	2,834,884.31	15.3637	1,444,667.87	14.3772	1,378,614.78	15.8522	1,961,692.50	24.8392
Hudson River Trading (HRT)	8.10	14.88	0.86	4.34	10.08	817,491.16	9.7100	32,982.75	8.2103	70,697.22	14.2287	36,080.66	10.9905
G1 Execution Services, LLC	7.18	13.42	0.68	3.66	9.05	807,846.26	16.3114	47,714.15	10.4682	67,013.44	16.0008	40,091.00	17.8561
Two Sigma Securities, LLC	5.40	9.20	0.52	3.10	10.40	694,425.57	18.0076	26,622.50	11.7812	56,118.09	21.0062	45,378.85	22.3754

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Hudson River Trading (HRT): Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

November 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.41	26.46	55.18	16.94

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	34.05	36.32	34.63	32.40	38.32	373,009.07	31.3206	12,933,977.20	38.9214	12,428,288.06	49.2855	3,815,867.42	46.9609
Dash/IMC Financial Markets	31.58	28.54	28.93	30.71	38.78	258,916.67	33.0275	9,810,793.91	36.0610	10,395,503.58	50.2249	3,869,206.26	48.9372
Jane Street Capital	18.53	25.72	24.19	21.31	0.00	180,498.40	30.9500	6,464,593.66	39.9486	6,255,449.39	52.2094	1.92	1.0435
Global Execution Brokers, LP	8.49	3.59	6.77	8.92	10.15	32,601.87	46.4361	2,413,313.48	43.5000	2,313,963.38	61.4683	788,098.57	46.5521
Wolverine Execution Services, LLC	7.36	5.84	5.48	6.65	12.75	15,801.66	16.3875	1,546,726.21	23.1068	1,395,266.22	28.9282	688,428.28	22.1426

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

December 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	40.62	9.88	39.09	10.41

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	42.87	32.65	58.75	49.77	41.79	336,219.16	46.8175	156,063.06	80.3455	129,074.39	82.0611	428,647.35	51.4405
G1 Execution Services, LLC	17.38	27.01	1.33	11.05	18.79	263,360.48	59.8477	3,471.09	40.4922	18,917.43	68.4875	16,863.42	70.3078
CITADEL SECURITIES LLC	15.73	12.92	21.08	17.21	16.09	230,626.82	38.2956	93,426.99	64.0398	81,056.72	67.3822	339,039.09	56.8634
Jane Street Capital	12.54	10.09	17.75	14.99	8.02	216,860.44	58.2179	78,123.19	112.1211	80,605.67	98.5457	14,249.52	74.2403
Hudson River Trading (HRT)	8.25	12.77	0.82	5.07	9.65	155,200.44	45.6726	4,729.69	15.4775	9,362.31	44.3599	7,794.13	47.4112

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. CITADEL SECURITIES LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Hudson River Trading (HRT): Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. December 2025 Non-S&P 500 Stocks Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 35.68 12.73 45.53 6.06 Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	35.31	27.91	43.12	39.37	32.05	1,869,190.00	12.1380	846,187.02	9.3621	874,604.58	10.1726	1,405,391.49	21.8269
Jane Street Capital	23.90	18.67	30.13	27.33	15.92	2,017,735.44	17.7222	844,725.35	12.9627	1,003,442.80	16.5913	120,508.42	25.2927
CITADEL SECURITIES LLC	21.68	18.60	24.36	22.95	24.63	2,113,796.31	16.9868	951,099.80	15.5347	969,008.86	18.1481	1,608,951.57	24.6959
Hudson River Trading (HRT)	7.19	13.41	1.04	3.87	8.49	817,968.83	7.3006	32,801.81	6.0805	74,882.70	10.6148	41,766.46	10.6582
G1 Execution Services, LLC	6.47	11.95	0.66	3.51	8.70	735,293.58	20.4891	32,021.86	13.5342	67,560.30	18.8974	41,186.46	23.5669
Two Sigma Securities, LLC	5.44	9.46	0.70	2.97	10.22	795,303.56	21.7908	31,867.82	12.4945	72,877.70	26.8002	64,357.18	31.4871

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Hudson River Trading (HRT):

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to an order batcher engine that is operated by RHS; or (vii) entered by Robinhood Asset Management, an SEC-registered investment advisor. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

December 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.72	27.31	54.47	16.50

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.60	41.71	39.52	35.60	40.56	621,633.55	30.3721	14,964,517.58	36.4420	13,162,841.45	47.4122	3,673,492.46	45.1708
Dash/IMC Financial Markets	29.45	26.90	27.20	28.93	35.13	325,417.60	30.6355	10,077,974.14	34.5646	10,027,792.47	50.6871	3,504,926.60	48.9613

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	16.51	21.61	21.15	19.02	0.00	187,565.89	30.3351	5,584,741.21	38.3245	5,274,529.20	52.3961	1.20	1.2000
Global Execution Brokers, LP	8.53	3.56	6.38	9.18	10.50	37,555.14	42.6303	2,075,946.34	41.9154	2,092,735.57	61.0141	722,467.68	44.3591
Wolverine Execution Services, LLC	7.92	6.23	5.75	7.27	13.81	17,721.66	13.8476	1,472,058.22	17.5218	1,157,284.63	21.9184	613,694.14	18.8202

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/